UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 12, 2005

The Navigators Group, Inc.

(Exact name of registrant as specified in its chapter)

DELAWARE	0-15886	13-3138397
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, New York, NY		10119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On October 12, 2005, The Navigators Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse First Boston LLC and Keefe, Bruyette & Woods, Inc. with respect to the issuance and sale by the Company of 3,300,000 of its common shares (plus an additional 495,000 common shares to be issued and sold to cover over-allotments), par value $0.10 per share, of the Company (the “Shares”).  A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K and filed herewith under Item 9.01 as Exhibit 1.1.  The Shares have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-128516), filed by the Company with the Securities and Exchange Commission on September 23, 2005.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1   Underwriting Agreement, dated October 12, 2005, between the Company and Credit Suisse First Boston LLC and Keefe, Bruyette & Woods, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.
(Registrant)

/s/ Bradley D. Wiley
	Name:	Bradley D. Wiley
	Title:	Senior Vice President, Financial Compliance
Officer and Secretary

Date: October 17, 2005

INDEX TO EXHIBITS

Number	Description

1.1	Underwriting Agreement